NOTE PAYABLE	12 Months Ended
Dec. 31, 2023
NOTE PAYABLE

13.   NOTE PAYABLE

On March 21, 2022, the Company closed the acquisition of the La Preciosa property from Coeur Mining Inc. (see Note 5 for further details). As part of the agreement, the Company issued a promissory note payable of $5 million due on or before March 21, 2023. The present value of the note payable was calculated using a discount interest rate of 6.71%.

Prior to March 21, 2023, the Company repaid the promissory note payable in full.

The continuity of the note payable is as follows:

	December 31,	December 31,
	2023	2022
Balance at beginning of the period	$4,926	$-
Additions	-	4,665
Repayments	(5,000)	-
Unwinding of fair value adjustment	74	261
Balance at end of the period	-	4,926
Less: Current portion	-	(4,926)
Non-current portion	$-	$-